Exhibit 99.1

December 6, 2018 LD Micro 2018 Conference

2 This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Example of forward - looking statements include: ● statements about Rafael Holdings’ future performance; ● projections of Rafael Holdings’ results of operations or financial condition; ● statements regarding Rafael Holdings’ plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and ● expectations concerning the clinical trials, submissions and FDA approval of Lipomedix’s and Rafael Pharmaceutical’s drug compounds. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “target,” “estimate,” “project,” “predict,” “forecast,” “guideline,” “aim,” “will,” “should,” “likely,” “continue,” and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Rafael Holdings’ current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Rafael Holdings’ control. Such known and unknown risks, uncertainties and other factors may cause Rafael Holdings’ actual results, performance and other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Rafael Holdings’ Form 10 Information Statement and other filings made with the Securities and Exchange Commission. Rafael Holdings cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Rafael Holdings’ current expectations concerning future results, events and conditions and Rafael Holdings is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements

3 Real Estate Strong Balance Sheet Pharma Rafael Holdings | Overview

Howard Jonas CHAIRMAN and CEO Rafael Holdings | Management 4 Menachem Ash PRESIDENT AND GENERAL COUNSEL ● Executive Vice President of Strategy and Legal Affairs at IDT Corporation ● Formerly managing attorney for IDT’s legal department David Polinsky CHIEF FINANCIAL OFFICER ● Co - founder of Rafael Pharmaceuticals and previously Director, President, General Counsel and Corporate Secretary of Rafael Pharmaceuticals ● Former Vice President and General Counsel for Square Management Corp, a New York real estate focused investment and management company Eric Sichel, MD, MBA MEDICAL AND SCIENTIFIC LIAISON ● Founder of several public companies including Rafael Holdings, IDT Corporation - a communications and payments company, and, Genie Energy - a leading independent energy provider ● Chairman of the Board of IDT Corporation, Genie Energy and IDW Media Holdings ● Board member of Shaare Zedek Hospital in Jerusalem and Yeshiva University in New York ● Licensed Physician in New York and New Jersey ● Previously a Strategic and Financial Consultant with 21 West Partners and Aurora Capital ● Former Biotechnology Analyst with Emerald Asset Management, Omega Advisors and Alex Brown & Sons ● Previously a Pharmaceutical Executive with Neose Technologies Inc and Sandoz Pharmaceuticals (now Novartis)

2016 2013 2015 1H 2018 2H 2018 Corporate History Howard Jonas joins the Board of Directors of Rafael Pharmaceuticals IDT Corporation (NYSE: IDT) makes initial investment in Rafael Pharmaceuticals Rafael Holdings listed on the NYSE American following spinoff from IDT to Rafael Holdings (NYSE American: RFL) 5 IDT enters into an agreement giving it the right to acquire a majority interest in Rafael Pharmaceuticals Rafael Holdings acquires initial 19% equity interests in Rafael Pharmaceuticals with the right to purchase 56%

Market Snapshot ¹ Based on closing price on December 3, 2018 ² As of July 31, 2018 3 Shareholders’ Equity / Shares Outstanding 6

Har Hotzvim Industrial Park; Jerusalem, Israel Washington Park Business District; Newark, New Jersey Piscataway, New Jersey Rafael Holdings seeks to realize value from its commercial real estate portfolio through a combination of monetization and development of its assets 7 Real Estate

Rafael’s PP&E of $50 million* predominantly reflects buildings, improvements and land -- less accumulated depreciation and amortization. No debt: Rafael Holdings is debt free and the real estate is unencumbered with mortgages Annual revenue generated by Rafael’s real estate holdings in FY ended July 31, 2018 was $4 million . Upside potential: 76% of Rafael Holdings’ commercial office building in Newark, NJ is available for tenant improvements and lease up. The adjacent garage site is suitable for commercial development. * As of July 31, 2018 Real Estate | Key Financial Facts 8

Rafael Pharma 9 Rafael Pharmaceuticals is a clinical - stage oncology therapeutics company developing Altered Metabolism Directed (AMD) drugs to treat cancers. Its lead molecule CPI - 613, is in multiple clinical trials for both solid tumors and hematological malignancies including two recently launched phase III trials for pancreatic cancer and acute myeloid leukemia

Pharma Leadership Team 10 Sanjeev Luther President & CEO ❏ 25+ years experience in healthcare including spec pharma, bio - pharma etc. in strategy, BD, alliance, commercialization and operations ❏ Under his leadership Rafael has made significant progress towards strategy, R&D , clinical development and business portfolio optimization Robert G. L. Shorr, PhD, DIC Chief Scientist/Co - founder ❏ 40 year track record in drug discovery from concept through approval, market launch ❏ Enzon Pharma, responsible for co - development of PEG INTRON A with Schering Plough Timothy S. Pardee, MD, PhD Chief Medical Officer ❏ Physician - Scientist with an NCI funded research program focused on metabolic contributions to resistance in AML. Played a lead role in the development of the novel metabolic - targeting agent CPI - 613

Pharma Leadership Team, Continued 11 Mike Hu, Ph.D. Chief Development Officer ❏ 18 years of experience in clinical and pre - clinical research, pharmaceutical drug development, and academia ❏ Contributed to the development, submission, approval and life cycle management of 18 drugs in various indications Paul Bingham PhD VP, Research ❏ Co - discoverer of first Altered Metabolism Directed ( AMD) compounds ❏ Faculty member, Stony Brook Univ.; PhD, Harvard University Jehan Rowlands, Pharm. D VP, Regulatory Affairs ❏ Experienced regulatory strategist with 19 years career at leading pharmaceutical companies ❏ Led efforts for successful filing and approval of multiple innovative products for unmet needs including Namenda, and Natpar a Mike Stelmah VP, Manufacturing and CMC Regulatory Affairs ❏ Extensive experience of CMC and regulatory strategies for pharmaceutical industry ❏ Associated with the submission of IMPD, IND, DHF, MAA, NDA and other technical files to multiple health authorities including FDA, EMA, HPRA and PMDA 1 1 2

12 CPI 613 - Clinical Results in Pancreatic Cancer CPI - 613 in Combination with Modified FOLFIRINOX in Metastatic Pancreatic Cancer Exhibited Substantially Higher Efficacy Compared to Current Standard of Care N Engl J Med 2011;364:1817 - 25; N Engl J Med 2013;369:1691 - 703, *Not Evaluated

Elderly Patient Population (≥ 60 years) Historical Cohort Combined Data* High Dose Cytarabine + Mitoxantrone CPI - 613 + High Dose Cytarabine + Mitoxantrone (1,500 mg/m 2 CPI - 613) CPI - 613 + High Dose Cytarabine + Mitoxantrone (2,000 mg/m 2 CPI - 613) N 66 19 21 CR 27% 29% 48% CR + CRi 33% 35% 52% Median OS (Months) 5.2 5.4 12.4 Combined dataset* of both Phase I and Phase II Trials demonstrate a dose response relationship in patients 60 years of age or older and strongly support the dose selection of 2,000 mg/m 2 for the proposed phase III trial in this target population Combined Data* of CPI - 613 in Combination with High Dose Cytarabine (HDAC) and Mitoxantrone ( Salvage Trial): Exhibited Dose Response Relationship & Higher Efficacy *Phase I + Phase II data Copyright © 2018. Rafael Pharmaceuticals, Inc. Confidential and Proprietary. CPI 613 - Clinical Result s in AML 13

14 CPI - 613 | Sustainable Horizons for Growth Targeting Large Unmet Need & Orphan Indications in Terms of Patient Pool Copyright © 2018. Rafael Pharmaceuticals, Inc. Confidential and Proprietary. Estimated 53,670 Patients/year 8 Estimated 21,380 Patients/year 7 2019 2025 Acute Myeloid Leukemia Pancreatic Cancer Burkitt / High - Grade B - cell Lymphoma T - Cell Lymphoma Myelodysplastic Syndrome Future Indications: Other Gastrointestinal Cancers (e.g. Colon, Gastric) STEP 1 Burkitt / High - Grade B - cell Lymphoma / T - Cell Lymphoma (Accelerated Path to Approval) STEP 2 Acute Myeloid Leukemia Pancreatic Cancer Estimated 3,122 Patients/year 1 - 3 Estimated 10,836 Patients/year 4 - 6 Estimated 13,000 Patients/year 9 STEP 3 Myelodysplastic Syndrome Initiation of Phase III registrational trials STEP 4 Other Formulations & Indications

15 Copyright © 2018. Rafael Pharmaceuticals, Inc. Confidential and Proprietary. CPI - 613: Ongoing / Upcoming Clinical Trials 6 Ongoing and 4 Upcoming Trials (begin enrollment September – October 2018) in Solid Tumors & in Hematological Malignancies

❏ Initiation of pivotal study (ARMADA 2000) in AML ❏ Initiation of pivotal study (PANC003) in Pancreatic Cancer ❏ X - US marketing & development partnership for CPI - 613 ❏ Completion of Phase 2 study in Burkitt’s Lymphoma ❏ Completion of T - Cell Lymphoma trial ❏ Interim analysis of ARMADA2000 study ❏ Interim analysis of PANC003 study 16 Rafael Pharma - Potential Near Term Catalysts

17 17 Comparable Analysis

18 Rafael Pharma - Key Takeaways Novel and safe approach to cancer treatment Multiple indications targeted with high unmet need Large amount of safety data on CPI - 613 FDA approval to proceed to Phase III Pivotal trials Management with extensive experience in discovery, development and commercialization of oncology products Strong IP: Protected until 2029 and beyond across US, Canada, EU, Australia and major markets of Asia Robust Pipeline

19 Other Holdings 19 Lipomedix Pharmaceuticals is a clinical - stage company focused on developing liposome - based drug delivery platform.

20 LipoMedix 20 LIPOMEDIX Product Technology Promitil ® PL - MLP ❏ A proprietary formulation of a lipid - based pro - drug of MMC (MLP) which enables efficient delivery and release of active MMC to tumors in vivo ❏ Lowers the toxicity of free MMC and enhances anti - tumour activity against tumors including multi - drug resistant cancers ❏ Developed a pegylated liposome delivery system platform based on the encapsulation of a new chemical entity known as MLP, a proprietary prodrug form of the anticancer agent MMC ❏ Enables efficient and selective tumour delivery of MLP in vivo with rapid activation in tissues to a powerful MMC metabolite, yet with improved safety profile Copyright © 2018. Rafael Pharmaceuticals, Inc. Confidential and Proprietary.

Investment Rationale ❏ Rafael Holdings’ current market cap approximates the value of its cash, cash equivalents and marketable securities ($41 million) and property ($50 million)* ❏ Rafael Pharmaceuticals is privately held. Public comps for oncology focused companies with ongoing phase III clinical trials suggest significant upside optionality ❏ Impressive results in Phase 1 Pancreatic trial -- 61.0% achieved an objective (complete or partial) response (ORR) 21 *Cash, cash equivalents and marketable securities and book value of property and equipment at July 31, 2018 ❏ Potential near - term catalysts

Rafael Holdings, Inc. CONTACT INFO David Polinsky EMAIL david.polinsky@rafaelholdings.com Thank you